Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Franklin Street Properties Corp. (the “Company”) for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John G. Demeritt, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

(1)                                 the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 19, 2013	/s/ John G. Demeritt
John G. Demeritt
Chief Financial Officer